UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2020

X4 PHARMACEUTICALS, INC .

(Exact name of registrant as specified in its charter)

Delaware	001-38295	27-3181608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

61 North Beacon Street, 4th Floor
Boston, Massachusetts		02134
(Address of principal executive offices)		(Zip Code)

(857) 529-8300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	XFOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).     Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☒

Item 1.01	Entry into a Material Definitive Agreement.

On October 14, 2020, X4 Pharmaceuticals, Inc. (the “Company”), entered into a common stock purchase agreement (the “Purchase Agreement”) with Aspire Capital Fund, LLC, an Illinois limited liability company (“Aspire Capital”), which provides that, upon the terms and subject to the conditions and limitations set forth therein, Aspire Capital is committed to purchase up to an aggregate of $50.0 million of shares of the Company’s common stock at the Company’s request from time to time during the 36-month term of the Purchase Agreement. Concurrently with entry into the Purchase Agreement, the Company also entered into a registration rights agreement with Aspire Capital (the “Registration Rights Agreement”), pursuant to which the Company filed with the Securities and Exchange Commission (“SEC”) a prospectus supplement to the Company’s effective shelf registration statement on Form S-3 (File No. 333-242372), which registers the issuance and sale of the shares of common stock that the Company may offer to Aspire Capital from time to time under the Purchase Agreement.

Under the Purchase Agreement, on any trading day selected by the Company, the Company has the right, in its sole discretion, to present Aspire Capital with a purchase notice (each, a “Regular Purchase Notice”) directing Aspire Capital (as principal) to purchase up to 30,000 shares of the Company’s common stock (not to exceed $1,000,000 worth of shares unless the Company and Aspire Capital agree otherwise) per business day, up to an aggregate of $50.0 million of the Company’s common stock at a per share price (the “Purchase Price”) equal to the lesser of:

•	the lowest sale price of the Company’s common stock on the Nasdaq Stock Market LLC (“Nasdaq”) on the date of sale; or

•

the arithmetic average of the three (3) lowest closing sale prices for the Company’s common stock on Nasdaq during the ten (10) consecutive trading days ending on the trading day immediately preceding the purchase date.

In addition, on any date on which the Company submits a Regular Purchase Notice to Aspire Capital in an amount equal to 30,000 shares, the Company also has the right, in its sole discretion, to present Aspire Capital with a volume-weighted average price purchase notice (each, a “VWAP Purchase Notice”) directing Aspire Capital to purchase an amount of the Company’s common stock equal to up to 30% of the aggregate shares of the Company’s common stock traded on Nasdaq on the next trading day (the “VWAP Purchase Date”), subject to a maximum number of shares the Company may determine. The purchase price per share pursuant to such VWAP Purchase Notice is generally 97% of the volume-weighted average price for the Company’s common stock traded on Nasdaq on the VWAP Purchase Date.

The Purchase Agreement provides that the Company and Aspire Capital shall not effect any sales under the Purchase Agreement on any purchase date where the closing price of the Company’s common stock on Nasdaq is less than $0.25. In addition, the Company may not sell more than an aggregate of 3,255,700 shares of its common stock under the Purchase Agreement unless it obtains stockholder approval of the sale of additional shares or if after giving effect to a sale of additional shares, the average price paid for all shares then-issued under the Purchase Agreement would be equal to or greater than $6.76. There are no trading volume requirements or restrictions under the Purchase Agreement, and the Company will control the timing and amount of sales of the Company’s common stock to Aspire Capital. Aspire Capital has no right to require any sales by the Company but is obligated to make purchases from the Company as directed by the Company in accordance with the Purchase Agreement. There are no limitations on use of proceeds, financial or business covenants, restrictions on future financing transactions, rights of first refusal, participation rights, penalties or liquidated damages in the Purchase Agreement. The Purchase Agreement may be terminated by the Company at any time, at its discretion, without any cost to the Company. Aspire

Capital has agreed that neither it nor any of its agents, representatives and affiliates shall engage in any direct or indirect short-selling or hedging of the Company’s common stock during any time prior to the termination of the Purchase Agreement. Management currently expects to use any proceeds received by the Company under the Purchase Agreement to develop the Company’s product pipeline, for working capital and for general corporate purposes.

The foregoing description is not complete and is qualified in its entirety by reference to the full texts of the Purchase Agreement and the Registration Rights Agreement, copies of which are filed with as Exhibits 99.1 and 4.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The Company is filing the opinion of its counsel, Cooley LLP, relating to the legality of the shares of Common Stock offered and sold pursuant to the Purchase Agreement, as Exhibit 5.1 to this Current Report on Form 8-K.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995, as amended. These statements may be identified by the words “may,” “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “target” or other similar terms or expressions that concern the Company’s expectations, strategy, plans or intentions. Forward-looking statements include, without limitation, statements related to the potential future sale of shares of the Company’s common stock, the price for such sales under the Purchase Agreement, and the Company’s expected use of proceeds from such sales. Any forward-looking statements in this Current Report on Form 8-K are based on management’s current expectations and beliefs. Actual events or results may differ materially from those expressed or implied by any forward-looking statements contained herein, including, without limitation, the risks and uncertainties described in the section entitled “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 4, 2020, and in subsequent filings the Company makes with the SEC from time to time. The Company undertakes no obligation to update the information contained in this Current Report on Form 8-K to reflect new events or circumstances, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

4.1	Registration Rights Agreement, dated October 14, 2020, by and between X4 Pharmaceuticals, Inc. and Aspire Capital Fund, LLC.

5.1	Opinion of Cooley LLP.

10.1	Common Stock Purchase Agreement, dated October 14, 2020, by and between X4 Pharmaceuticals, Inc. and Aspire Capital Fund, LLC.

23.1	Consent of Cooley LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (formatted as Inline XBRL, and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

X4 PHARMACEUTICALS, INC.

Date: October 16, 2020	By:	/s/ Derek Meisner
Derek Meisner
General Counsel